Exhibit 24


                                Power of Attorney

     We, the undersigned officers and directors of Lincoln Snacks Company (the "Company"), hereby severally constitute Hendrik J. Hartong, III and Kristine A. Crabs, and each of them singly, as our attorneys-in-fact with full power to them, and each of them singly, to sign for us and in our names and in our capacities as directors and/or officers of the Company, the Registration Statement on Form S-8 relating to the offer and sale of shares of the Company's Common Stock, $.01 par value, pursuant to the Lincoln Snacks Company 1993 Stock Option Plan, as amended, and, in accordance with Rule 429 under the Securities Act of 1933, as amended, the Lincoln Snacks Company Non-Employee Directors' Stock Option Plan, and any and all amendments to such Registration Statement, which Registration Statement is being filed pursuant to the Securities Act of 1933, as amended, and, in general, to do all such things in our names and behalf and in our capacities as directors and officers to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, including the filing of such amendments, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, and all that our said attorneys may do or cause to be done by virtue hereof.

     In witness whereof, each of the undersigned has hereunto set his or her hand and seal this 22nd day of February, 2000.



/s/ Hendrik J. Hartong, Jr.             /s/ John T. Gray
-----------------------------           ---------------------------
Hendrik J. Hartong, Jr.                 John T. Gray


/s/ C. Alan MacDonald                   /s/ Ian B. MacTaggart
-----------------------------           ---------------------------
C. Alan MacDonald                       Ian B. MacTaggart


/s/ Hendrik J. Hartong III              /s/ Robert Zwartendijk
-----------------------------           ---------------------------
Hendrik J. Hartong III                  Robert Zwartendijk


                                        /s/ Kristine A. Crabs

                                        ---------------------------
                                        Kristine A. Crabs